EXHIBIT 99.1

Westfield Financial, Inc. and Chicopee Bancorp, Inc. Shareholders Approve Merger Transaction

WESTFIELD, Mass. and CHICOPEE, Mass., Sept. 29, 2016 (GLOBE NEWSWIRE) -- Westfield Financial, Inc. (“Westfield”) (NasdaqGS: WFD), the holding company for Westfield Bank, and Chicopee Bancorp, Inc. (“Chicopee”) (NASDAQ:CBNK), the holding company for Chicopee Savings Bank, today jointly announced that the shareholders of Chicopee, at its special meeting held on September 28, 2016, and the shareholders of Westfield, at its annual meeting held on September 29, 2016, approved the previously announced merger transaction whereby Chicopee will merge with and into Westfield.  Closing of the transaction remains subject to receipt of approval from the Massachusetts Board of Bank Incorporation.

About Westfield Financial, Inc.

Westfield Financial, Inc. is a Massachusetts-chartered stock holding company and the parent company of Westfield Bank, Elm Street Securities Corporation, WFD Securities, Inc. and WB Real Estate Holdings, LLC.  Westfield Financial and its subsidiaries are headquartered in Westfield, Massachusetts and operate through 13 banking offices located in Agawam, East Longmeadow, Feeding Hills, Holyoke, Southwick, Springfield, West Springfield and Westfield, Massachusetts, and Granby and Enfield, Connecticut.  To learn more, visit our website at www.westfieldbank.com.

About Chicopee Bancorp, Inc.

Chicopee Bancorp, Inc. is a publicly owned bank holding company and the parent corporation of Chicopee Savings Bank, a Massachusetts stock savings bank headquartered at 70 Center Street, Chicopee, MA 01013. Chicopee Savings Bank provides a wide variety of financial products and services through its main office, seven branch offices located in Chicopee, Ludlow, West Springfield, South Hadley, and Ware in Western Massachusetts, and lending and operations center. Chicopee Savings Bank offers customers the latest technically advanced internet banking, including on-line banking and bill payment services. The Bank's deposits are insured by the Federal Deposit Insurance Corporation and the Depositors Insurance Fund of Massachusetts. For more information regarding the Bank’s products and services, please visit our web site at www.chicopeesavings.com.

Caution About Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to Westfield and Chicopee, or other effects of the proposed merger on Westfield and Chicopee.  Forward- looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements are made only as of the date of this press release, and neither Westfield nor Chicopee undertakes any obligation to update any forward-looking statements contained in this press release to reflect events or conditions after the date hereof.  Actual results may differ materially from those described in any such forward-looking statements.

In addition to factors previously disclosed in the reports filed by Westfield and Chicopee with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the ability to obtain regulatory approvals and satisfy other closing conditions to the merger, including approval by shareholders of Westfield and Chicopee; the timing of closing the merger; difficulties and delays in integrating the business or fully realizing cost savings and other benefits; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of products and services; customer borrowing, repayment, investment and deposit practices; competitive conditions; economic conditions, including downturns in the local, regional or national economies; the impact, extent and timing of technological changes; changes in accounting policies or practices; changes in laws and regulations; and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms.

For further information contact:

Westfield Financial, Inc.
James C. Hagan, President & CEO
Leo R. Sagan, Jr., CFO
Meghan Hibner, VP Investor Relations Officer
413-568-1911

Chicopee Bancorp, Inc.
William J. Wagner, President & CEO
Guida R. Sajdak, CFO
413-594-6692